UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): May 20, 2005

Connecticut Water Service, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Connecticut

(State or Other Jurisdiction of Incorporation)

0-8084	06-0739839

(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut	06413-0562

(Address of Principal Executive Offices)	(Zip Code)
860-669-8630

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information

     Connecticut Water Service, Inc. (the “Company”) announced that it has completed the previously announced sale of the assets of its Massachusetts’ subsidiary, The Barnstable Water Company to the town of Barnstable, Massachusetts.

     A copy of the Company’s press release dated May 20, 2005 is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

[Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit No.	Exhibit
99.1	Company Press Release regarding completion of Barnstable subsidiary asset sale, dated May 20, 2005 (furnished herewith).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC. a Connecticut corporation
Date: May 23, 2005	By:	/s/ Peter J. Bancroft
		Name:	Peter J. Bancroft
		Title:	Assistant Treasurer and Controller

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1	Company Press Release regarding completion of Barnstable subsidiary asset sale, dated May 20, 2005 (furnished herewith).	5